CGM
MUTUAL FUND

73rd Annual Report
December 31, 2002

A No-Load Fund

[logo] INVESTMENT ADVISER
       CAPITAL GROWTH MANAGEMENT
       Limited Partnership

TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

CGM Mutual Fund declined -8.8% during the fourth quarter of 2002 while the unmanaged Standard and Poor's 500 Index grew 8.4% and the Merrill Lynch Master Bond Index increased 1.6%. For the year just ended, CGM Mutual Fund decreased -16.9%, the unmanaged S&P 500 Index dropped -22.1% and the Merrill Lynch Master Bond Index increased 10.4%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
The economy and the stock market are living separate lives these days. The economy is gradually recovering from a slowdown triggered by a decline in business capital spending while the equity market continued to fall for the third year in a row. The market normally discounts economic improvement four to six months ahead of the fact, but in 2002, market indices ignored the healthier economic picture and drifted lower practically all year.

At this time last year, we were mildly optimistic that consumer and business spending would increase, and we expected certain sectors of the economy to show stronger profits and higher stock prices. The profits did recover, but not the stock prices. In fact, price-to-earnings ratios declined even further. The mutual fund industry experienced net redemptions for most of 2002 as investor confidence plummeted month after month. Many investors who came into the market in the '90s expecting annual returns of at least 25% are now cashing out and adding more downside pressure to the price of stocks. International tensions haven't helped matters, and now, after three years of declining stock prices which have squeezed 40% out of the S&P 500 Index since December 1999, this bear market is ranked as one of the worst.

Low interest rates can eventually stimulate a sluggish economy. Since January 2001, the Federal Reserve has lowered interest rates 12 times, cutting the Federal Funds rate from 6.5% to 1.25%. The current rate is the lowest in more than 40 years. Ten-year Treasuries are yielding 3.82%. Should the Federal government cut corporate and personal taxes further in 2003, we believe the combination of lower rates and lower taxes may be enough to stimulate business capital spending. Payrolls are lean, productivity is high and as mentioned, corporate profits seem to be slowly on the rebound. Two additional positive notes at year-end were a net inflow to equity mutual funds in November (the latest month for which data is available) and the ISM Manufacturing Activity Index which rose to 54.7 in December, from 49.2 in November. We look for an improving economy in 2003 and believe investors will return to the market in the more profitable sectors.

PORTFOLIO STRATEGY
CGM Mutual Fund was approximately 75% invested in stocks and 25% in fixed income securities during 2002. We positioned the Fund to benefit from a consumer-led recovery. The homebuilding industry was the largest sector in the Fund's portfolio, remaining at or above 25% of the Fund throughout the year. Other significant sectors were retailing and consumer finance. Hospital management companies exceeded 10% of the Fund's portfolio throughout 2002 on account of their improving pricing and occupancy trends.

Although the economy began a slow recovery in 2002, investors remained skeptical about the economy's outlook, and most of the Fund's holdings decreased in value, reflecting general market weakness. Significant losses were realized by the Fund in Cendent, Autonation, Household International, and UAL Corp and Delta Airlines bonds. We suffered a meaningful disappointment in Tenet Healthcare which declined 70% after management had to abandon overly aggressive pricing for Medicare services. At year-end, the Fund no longer held these securities. The Fund's homebuilding investments enjoyed a small gain for the year, a bright spot in an otherwise dismal environment.

We continue to anticipate a consumer-led recovery in 2003 and maintain a portfolio position of more than 25% in homebuilding stocks. CGM Mutual Fund's three largest holdings are NVR, Inc., HCA, Inc. and D.R. Horton, Inc.

          /s/ Robert L. Kemp

              Robert L. Kemp
              President

          /s/ G. Kenneth Heebner

              G. Kenneth Heebner
              Portfolio Manager

January 3, 2003

COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM MUTUAL FUND, THE UNMANAGED S&P 500 INDEX, AND THE MERRILL LYNCH MASTER BOND INDEX assuming reinvestment of dividends and capital gains

-------------------------------------------------------
                     CGM Mutual Fund
              Average Annual Total Returns

          1 year           5 year          10 year

          -16.9%           -3.3%            4.5%

           Past performance is no indication
                    of future results
-------------------------------------------------------

              CGM          UNMANAGED      MERRILL LYNCH
             MUTUAL           S&P            MASTER
              FUND         500 INDEX       BOND INDEX
-------------------------------------------------------
            $10,000         $10,000         $10,000
1993         12,180          11,010          11,000
1994         10,999          11,153          10,692
1995         13,671          15,336          12,670
1996         16,911          18,863          13,126
1997         18,298          25,163          14,399
1998         19,798          32,359          15,681
1999         23,857          39,155          15,524
2000         21,090          35,592          17,340
2001         18,643          31,356          18,780
2002         15,493          24,427          20,733

CGM MUTUAL FUND
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Mutual Fund since 1981. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Mutual Fund. In addition to CGM Mutual Fund, Mr. Heebner currently manages CGM Capital Development Fund, CGM Realty Fund and CGM Focus Fund.

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Cumulative Total Return for Periods Ended
December 31, 2002

                                                                 CGM
                                                             MUTUAL FUND
                                                           ---------------
10 Years .................................................     +54.9%
 5 Years .................................................     -15.3
 1 Year ..................................................     -16.9
 3 Months ................................................     - 8.8

The performance data contained in the report represent past performance, which is no guarantee of future results. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

The Fund is supervised by the board of trustees of CGM Trust (the "Trust"). The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each trustee and officer is One International Place, Boston, Massachusetts 02110.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment manager, as described in the table below.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                                        NUMBER OF
                                                                                                                      FUNDS IN THE
                                                                              PRINCIPAL OCCUPATION DURING               CGM FUNDS
                                            POSITION HELD AND                       PAST 5 YEARS AND                     COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF TIME SERVED                 OTHER DIRECTORSHIPS HELD                OVERSEEN
---------------------                     ---------------------                 ------------------------                --------
INTERESTED TRUSTEES
G. Kenneth Heebner*                     Trustee since 1993                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         Trustee since 1990                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                          Trustee since 1993                Counsel (formerly, Partner), Harter,              4
  age 62                                                                  Secrest & Emery LLP (law firm); Trustee,
                                                                          TT International U.S.A. Master and Feeder
                                                                          Trusts (four mutual funds)

Robert B. Kittredge                     Trustee since 1990                Retired; formerly Trustee, New England            4
  age 82                                                                  Zenith Fund

Laurens MacLure                         Trustee since 1990                Retired; formerly President and Chief             4
  age 77                                                                  Executive Officer, New England Deaconess
                                                                          Hospital; formerly Trustee, New England
                                                                          Zenith Fund; formerly Director,
                                                                          Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.             Trustee since 1993                Managing Partner and Director, Stratton           4
  age 54                                                                  Management Company (investment
                                                                          management); Director and Vice President,
                                                                          Semper Trust Co.

J. Baur Whittlesey                      Trustee since 1990                Member, Ledgewood Law Firm, P.C.                  4
  age 56

OFFICERS
G. Kenneth Heebner*                     Vice President since 1990         Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         President since 1990              Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

Kathleen S. Haughton*                   Vice President since 1992         Employee - Investor Services Division, CGM        4
  age 42                                and Anti-Money Laundering
  address:                              Compliance Officer since 2002
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Leslie A. Lake*                         Vice President and Secretary      Employee - Office Administrator, CGM              4
  age 57                                since 1990

Martha I. Maguire*                      Vice President since 1994         Employee - Funds Marketing, CGM                   4
  age 47

Mary L. Stone*                          Assistant Vice President since    Employee -                                        4
  age 58                                1990                              Portfolio Transactions, CGM

Frank N. Strauss*                       Treasurer since 1992              Employee - Chief Financial Officer, CGM           4
  age 41                                                                  Funds
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                        Vice President since 1992         Employee - Director of Marketing, CGM             4
  age 65

                                                          CGM MUTUAL FUND
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    25 YEAR INVESTMENT RECORD
                                       DECEMBER 31, 1977 -- DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1977
--------------------------------------------------------------------------------------------------------------------------------
                   -- AND HAD TAKEN ALL DIVIDENDS                     OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                      AND DISTRIBUTIONS IN CASH                         GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
            --------------------------------------------------------------------------------------------------------------------
                                 During the Year
                              You Would Have Received                                            Which Would Represent
                          ------------------------------                                ----------------------------------------
                                                             The Value of                                        A Cumulative
               The Net                                       Your Original                                          Change
             Asset Value    Per Share        Per Share         Investment                                          Expressed
   On          of Your    Capital Gains       Income            At Each                    Annual               As An Index With
December    Shares Would  Distributions    Distributions       Year End                 Total Return              December 31,
   31         Have Been        of               of          Would Have Been                 of                    1977 = 100.0
--------------------------------------------------------------------------------------------------------------------------------
  1977         $12.88                                                                                                 100.0
  1978          12.83          --             $ 0.65           $ 13.51                     +   4.9%                   104.9
  1979          13.81          --               0.72             15.36                     +  13.7                    119.3
  1980          14.85          --               0.88             17.63                     +  14.8                    137.0
  1981          13.90          --               0.97             17.65                     +   0.1                    137.1
  1982          18.16          --               1.09             24.89                     +  41.0                    193.3
  1983          18.81          --               1.09             27.35                     +   9.9                    212.4
  1984          17.01        $ 1.86             0.95             29.07                     +   6.3                    225.8
  1985          21.53          --               1.08             39.10                     +  34.5                    303.7
  1986          22.86          2.75             0.94             48.91                     +  25.1                    379.9
  1987          20.40          4.52             1.06             55.61                     +  13.7                    431.9
  1988          19.94          --               1.10             57.39                     +   3.2                    445.7
  1989          22.34          0.95             0.93             69.84                     +  21.7                    542.4
  1990          21.64          --               0.93*            70.61                     +   1.1                    548.4
  1991          26.80          2.64             0.97             99.49                     +  40.9                    772.7
  1992          26.02          1.42             0.93            105.56                     +   6.1                    819.8
  1993          28.88          1.93             0.86            128.57                     +  21.8                    998.5
  1994          25.05          --               1.04            116.10                     -   9.7                    901.6
  1995          29.43          0.89             0.77            144.31                     +  24.3                   1120.7
  1996          31.42          4.15             0.74            178.51                     +  23.7                   1386.3
  1997          25.52          7.81             0.67            193.15                     +   8.2                   1500.0
  1998          26.36          0.25             0.98            208.99                     +   8.2                   1623.0
  1999          27.28          3.54             0.84            251.83                     +  20.5                   1955.7
  2000          23.38          --               0.73            222.62                     -  11.6                   1728.8
  2001          20.47          --               0.20            196.80                     -  11.6                   1528.3
  2002          16.65          --               0.41            163.54                     -  16.9                   1270.0
                             ------           ------                                       -------
   Totals                    $32.71           $21.53                                       +1170.0
--------------------------------------------------------------------------------------------------------------------------------

* Includes $0.05 per share distributed from paid-in capital.

Shares were first offered on November 5, 1929; the net asset value per share, adjusted for stock splits and dividends, was $8.33.
--------------------------------------------------------------------------------------------------------------------------------

The performance data contained in this report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                                                       CGM MUTUAL FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 2002
COMMON STOCKS -- 73.2% OF TOTAL NET ASSETS
                                                                                                  SHARES            VALUE(a)
                                                                                                  ------            --------
BANKS -- 4.3%
Citigroup, Inc..........................................................................           460,000        $ 16,187,400
                                                                                                                  ------------
DRUGS -- 2.8%
Biovail Corporation (b) ................................................................           395,000          10,431,950
                                                                                                                  ------------
ELECTRONIC COMPONENTS -- 2.1%
Seagate Technology (b) .................................................................           720,000           7,725,600
                                                                                                                  ------------
HEALTH CARE SERVICES -- 17.5%
HCA, Inc. ..............................................................................           653,000          27,099,500
Triad Hospitals, Inc. (b) ..............................................................           630,000          18,792,900
Universal Health Services, Inc. (b) ....................................................           440,000          19,844,000
                                                                                                                  ------------
                                                                                                                    65,736,400
                                                                                                                  ------------
HOUSING AND BUILDING MATERIALS -- 27.1%
D.R. Horton, Inc. ......................................................................         1,462,500          25,374,375
KB Home ................................................................................           280,000          11,998,000
Lennar Corporation .....................................................................           477,000          24,613,200
NVR, Inc. (b) ..........................................................................            97,000          31,573,500
Ryland Group, Inc. .....................................................................           255,000           8,504,250
                                                                                                                  ------------
                                                                                                                   102,063,325
                                                                                                                  ------------
INSURANCE -- 9.2%
Everest Re Group, Ltd. .................................................................           127,000           7,023,100
Platinum Underwriters Holdings, Ltd. (b) ...............................................            95,000           2,503,250
RenaissanceRe Holdings Ltd. ............................................................           630,000          24,948,000
                                                                                                                  ------------
                                                                                                                    34,474,350
                                                                                                                  ------------
RETAIL -- 10.2%
AutoZone, Inc. (b) .....................................................................           270,000          19,075,500
J.C. Penney Corporation, Inc. ..........................................................           845,000          19,443,450
                                                                                                                  ------------
                                                                                                                    38,518,950
                                                                                                                  ------------
TOTAL COMMON STOCKS (Identified Cost $253,449,463) .....................................                           275,137,975
                                                                                                                  ------------
BONDS -- 26.0%
                                                                                                      FACE
                                                                                                     AMOUNT           VALUE(a)
                                                                                                     ------           --------
AUTO - MEDIUM AND HEAVY DUTY TRUCKS -- 5.1%
Navistar International Corporation, 8.00%, 2/01/08 .....................................       $24,000,000          19,440,000
                                                                                                                  ------------
CASINO HOTELS -- 15.0%
Harrahs Operating Company, Inc., 7.875%, 12/15/05 ......................................        20,000,000          21,200,000
MGM Mirage, Inc., 8.50%, 9/15/10 .......................................................        10,500,000          11,602,500
Park Place Entertainment, 9.375%, 2/15/07 ..............................................        22,000,000          23,485,000
                                                                                                                  ------------
                                                                                                                    56,287,500
                                                                                                                  ------------
RETAIL -- 0.7%
Gap, Inc., 10.55%, 12/15/08(c) .........................................................         2,500,000           2,725,000
                                                                                                                  ------------
STEEL -- 5.2%
Oregon Steel Mills, Inc., 10.00%, 7/15/09(d) ...........................................         8,550,000           8,678,250
United States Steel, 10.75%, 8/01/08 ...................................................        11,000,000          10,835,000
                                                                                                                  ------------
                                                                                                                    19,513,250
                                                                                                                  ------------
TOTAL BONDS (Identified Cost $102,172,133) .............................................                            97,965,750
                                                                                                                  ------------
SHORT-TERM INVESTMENT -- 0.4%

            American Express Credit Corporation, 1.18%, 1/02/03 (Cost $1,535,000) ......         1,535,000           1,535,000
                                                                                                                  ------------

TOTAL INVESTMENTS -- 99.6% (Identified Cost $357,156,596)(e) ...........................                           374,638,725
            Cash and receivables .......................................................                            14,303,574
            Liabilities ................................................................                           (12,853,459)
                                                                                                                  ------------
TOTAL NET ASSETS -- 100.0% .............................................................                          $376,088,840
                                                                                                                  ============

(a) See Note 1A.
(b) Non-income producing security.
(c) Variable or floating rate security. Rate disclosed is as of December 31, 2002.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end the value of the securities amounted to $8,678,250, 2.3% of net assets.
(e) Federal Tax Information: At December 31, 2002, the net unrealized appreciation on investments based on cost of
    $357,318,670 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
      tax cost ...........................................................................................        $ 33,120,466
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
      over value .........................................................................................         (15,800,411)
                                                                                                                  ------------
    Net unrealized appreciation ......................................................................            $ 17,320,055
                                                                                                                  ============

For tax purposes, as of December 31, 2002, there was no undistributed ordinary income or capital gains except for the unrealized appreciation/ (depreciation).

                See accompanying notes to financial statements.

                                CGM MUTUAL FUND
-------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2002

ASSETS
  Investments at value (Identified
    cost -- $357,156,596) ...........................       $374,638,725
  Cash ..............................................              1,442
  Receivable for:
    Securities sold ...............       $11,474,797
    Shares of the Fund
      sold ........................            16,646
    Dividends and interest                  2,810,689         14,302,132
                                          -----------       ------------
                                                             388,942,299
                                                            ------------
LIABILITIES
  Payable for:
    Securities purchased . .               11,261,191
    Shares of the Fund
      redeemed ....................           951,520
    Distributions declared                    123,736         12,336,447
                                          -----------
  Accrued expenses:
    Management fees ...............           294,556
    Trustees' fees ................            13,400
    Accounting and
      Administration ..............             6,667
    Transfer Agent fees ...........           138,350
    Other expenses ................            64,039            517,012
                                          -----------       ------------
                                                              12,853,459
                                                            ------------
NET ASSETS ..........................................       $376,088,840
                                                            ============
  Net Assets consist of:
    Capital paid-in .................................       $582,736,518
    Accumulated net realized loss ...................       (224,129,807)
    Unrealized appreciation on
      investments -- net ............................         17,482,129
                                                            ------------
NET ASSETS ..........................................       $376,088,840
                                                            ============

  Shares of beneficial interest
    outstanding, no par value  ......................         22,587,901
                                                            ============
  Net asset value per share* ........................             $16.65
                                                                  ======

* Shares of the Fund are sold and redeemed at net asset value ($376,088,840 / 22,587,901).

                See accompanying notes to financial statements.

                                CGM MUTUAL FUND
--------------------------------------------------------------------------------

STATEMENT OF
OPERATIONS

Year Ended December 31, 2002

INVESTMENT INCOME
  Income
    Dividends .................................        $1,788,021
    Interest ..................................         9,702,450
                                                     ------------
                                                       11,490,471
                                                     ------------
  Expenses
    Management fees ...........................         4,227,150
    Trustees' fees ............................            53,317
    Accounting and Administration .............            80,000
    Custodian .................................           100,317
    Transfer agent ............................           717,599
    Audit and tax services ....................            30,250
    Legal .....................................            52,366
    Printing ..................................            77,859
    Registration ..............................            20,209
    Miscellaneous .............................             2,296
                                                     ------------
                                                        5,361,363
                                                     ------------
  Net investment income .......................         6,129,108
                                                     ------------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
    Realized loss on investments -- net               (57,018,525)
    Unrealized depreciation -- net ............       (26,219,508)
                                                     ------------
    Net loss on investments ...................       (83,238,033)
                                                     ------------
NET CHANGE IN ASSETS FROM
  OPERATIONS ..................................      $(77,108,925)
                                                     ============

                See accompanying notes to financial statements.

                                                              CGM MUTUAL FUND
---------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                            -------------------------------------
                                                                                                   2002                2001
                                                                                            -----------------   -----------------
FROM OPERATIONS
  Net investment income ..................................................................      $   6,129,108       $   5,368,347
  Net realized loss from investments .....................................................        (57,018,525)        (70,724,601)
  Unrealized depreciation ................................................................        (26,219,508)        (10,590,496)
                                                                                                -------------       -------------
    Change in net assets from operations .................................................        (77,108,925)        (75,946,750)
                                                                                                -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............................................................         (9,457,549)         (5,263,035)
                                                                                                -------------       -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................................................         15,897,436           7,276,561
  Net asset value of shares issued in connection with reinvestment of:
    Dividends from net investment income .................................................          8,290,622           4,637,800
                                                                                                -------------       -------------
                                                                                                   24,188,058          11,914,361
  Cost of shares redeemed ................................................................        (60,504,411)        (86,200,672)
                                                                                                -------------       -------------
    Change in net assets derived from capital share transactions .........................        (36,316,353)        (74,286,311)
                                                                                                -------------       -------------
  Total change in net assets .............................................................       (122,882,827)       (155,496,096)

NET ASSETS
  Beginning of period ....................................................................        498,971,667         654,467,763
                                                                                                -------------       -------------
  End of the period (including undistributed net investment income of
    $0 and $10,052, respectively) ........................................................      $ 376,088,840       $ 498,971,667
                                                                                                =============       =============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................................................            765,722             352,985
  Issued in connection with reinvestment of:
    Dividends from net investment income .................................................            439,152             220,940
                                                                                                -------------       -------------
                                                                                                    1,204,874             573,925
  Redeemed ...............................................................................         (2,996,184)         (4,185,516)
                                                                                                -------------       -------------
  Net change .............................................................................         (1,791,310)         (3,611,591)
                                                                                                =============       =============

                                          See accompanying notes to financial statements.

                                                               CGM MUTUAL FUND
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                                        YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                       2002        2001(a)       2000         1999         1998
For a share of the Fund outstanding
  throughout each year:
Net asset value at the beginning of year .........................      $20.47       $23.38       $27.28       $26.36       $25.52
                                                                        ------       ------       ------       ------       ------
Net investment income ............................................        0.26(b)      0.19         0.74         0.83         1.00
Dividends from net investment income .............................       (0.41)       (0.20)       (0.73)       (0.84)       (0.98)
Net realized and unrealized gain (loss) on
  investments ....................................................       (3.67)       (2.90)       (3.91)        4.47         1.07
Distribution from net realized gain ..............................          --           --           --        (3.54)       (0.25)
                                                                        ------       ------       ------       ------       ------
Net increase (decrease) in net asset value .......................       (3.82)       (2.91)       (3.90)        0.92         0.84
                                                                        ------       ------       ------       ------       ------
Net asset value at end of year ...................................      $16.65       $20.47       $23.38       $27.28       $26.36
                                                                        ======       ======       ======       ======       ======
Total Return (%) .................................................       (16.9)       (11.6)       (11.6)        20.5          8.2
Ratios:
Operating expenses to average net assets (%) .....................        1.14         1.10         1.06         1.02         1.02
Net investment income to average net assets (%) ..................        1.30         1.00         2.99         2.86         3.56
Portfolio turnover (%) ...........................................         191          236          230          200          280
Net assets at end of year (in thousands) ($)......................     376,089      498,972      654,468      908,928      940,930

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended
    December 31, 2001 was to increase net investment income per share by $0.04, decrease net realized and unrealized gains and losses per share by $0.04, and increase the ratio of net investment income to average net assets from 0.82% to 1.00%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.

                                          See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

1. The Fund is a diversified series of CGM Trust which is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust has two other Funds whose financial statements are not presented herein. Along with one other fund in a separate Trust, there are four CGM Funds. The Fund's objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Current income is a consideration in the selection of the Fund's portfolio securities, but it is not a controlling factor.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board of Trustees. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2002, there were capital loss carryovers available to offset future realized gains of $95,859,032 expiring in year 2008, $70,624,117 expiring in year 2009 and $57,484,584 expiring in year 2010.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Distributions from net investment income and short-term capital gains are treated as ordinary income for income tax purposes. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to book to tax differences on amortization of discount on corporate bonds and REITs. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 2002, purchases and sales of securities other than United States government obligations and short-term investments aggregated
$915,219,958 and $857,293,096, respectively. There were no purchases or sales of long-term United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2002, the Fund incurred management fees of $4,227,150, paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 0.90% on the first $500 million of the Fund's average daily net assets, 0.80% of the next $500 million and 0.75% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which were paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $80,000, for the year ended December 31, 2002, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM (other than registered investment companies). For the year ended December 31, 2002 each other trustee was compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $1,500 per trustee for the first six months in 2002 and $2,250 per trustee for the second six months in 2002 plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 2002 was $6,010 per trustee for the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Mutual Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Mutual Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2003

                                CGM MUTUAL FUND
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

------------------------------------------------
TELEPHONE NUMBERS

For information about:
[ ] Account Procedures and Status

[ ] Redemptions

[ ] Exchanges

    Call 800-343-5678

[ ] New Account Procedures

[ ] Prospectuses

[ ] Performance

    Call 800-345-4048

-------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
-------------------------------------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

MAR02                                                         Printed in U.S.A.

CGM
REALTY FUND

9th Annual Report
December 31, 2002

A No-Load Fund

[logo] INVESTMENT ADVISER
       CAPITAL GROWTH MANAGEMENT
       Limited Partnership

TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

CGM Realty Fund declined -0.8% during the fourth quarter of 2002 while the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index returned 0.4% and the unmanaged Standard and Poor's 500 Index grew 8.4%. For the twelve months just ended, CGM Realty Fund increased 3.5%, the NAREIT Equity REIT Index grew 3.8% and the unmanaged S&P 500 Index declined -22.1%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
The economy and the stock market are living separate lives these days. The economy is gradually recovering from a slowdown triggered by a decline in business capital spending while the equity market continued to fall for the third year in a row. The market normally discounts economic improvement four to six months ahead of the fact, but in 2002, market indices ignored the healthier economic picture and drifted lower practically all year.

At this time last year, we were mildly optimistic that consumer and business spending would increase, and we expected certain sectors of the economy to show stronger profits and higher stock prices. The profits did recover, but not the stock prices. In fact, price-to- earnings ratios declined even further. The mutual fund industry experienced net redemptions for most of 2002 as investor confidence plummeted month after month. Many investors who came into the market in the '90s expecting annual returns of at least 25% are now cashing out and adding more downside pressure to the price of stocks. International tensions haven't helped matters, and now, after three years of declining stock prices which have squeezed 40% out of the S&P 500 Index since December 1999, this bear market is ranked as one of the worst.

Low interest rates can eventually stimulate a sluggish economy. Since January 2001, the Federal Reserve has lowered interest rates 12 times, cutting the Federal Funds rate from 6.5% to 1.25%. The current rate is the lowest in more than 40 years. Ten-year Treasuries are yielding 3.82%. Should the Federal government cut corporate and personal taxes further in 2003, we believe the combination of lower rates and lower taxes may be enough to stimulate business capital spending. Payrolls are lean, productivity is high and as mentioned, corporate profits seem to be slowly on the rebound. Two additional positive notes at year-end were a net inflow to equity mutual funds in November (the latest month for which data is available) and the ISM Manufacturing Activity Index which rose to 54.7 in December, from 49.2 in November. We look for an improving economy in 2003 and believe investors will return to the market in the more profitable sectors.

PORTFOLIO STRATEGY
The year 2002 was challenging for real estate investments. The recession of 2001 reduced demand for office and apartment properties in many markets, and the resulting increase in vacancies lowered rents in these properties. The Fund entered the year with a 25% investment in office and apartment REITs which we nearly eliminated by year-end.

The hotel business remained depressed following the September 11, 2001 attack, but we retained several hotel REITs because of their recovery potential. The Fund's investment in retail REITs fluctuated between 10% and 20% of the portfolio throughout the year. Though retail sales were disappointing during 2002, the well-managed mall operators were able to maintain occupancy and increase rents on expiring leases above levels that prevailed five-to-ten years earlier.

The Fund's major investment in 2002 was in homebuilding companies which we increased from a 30% portfolio position at the beginning of the year to more than 60% at year-end. The Fund has invested in a number of homebuilders that are gaining market share through organic growth and, in many cases, accretive acquisitions in a healthy housing market. The homebuilding companies held by the Fund are currently growing more than 20% per year and sell at about six times our estimated 2003 earnings.

CGM Realty Fund's investment results were mixed in 2002. Significant appreciation in Hovnanian Enterprises, Inc. and NVR, Inc. were partly offset by numerous small losses in other REITs. The three largest holdings at December 31, 2002 were NVR, Inc., Hovnanian Enterprises, Inc. and LaSalle Hotel Properties.

               /s/  Robert L. Kemp

                    Robert L. Kemp
                    President

               /s/  G. Kenneth Heebner

                    G. Kenneth Heebner
                    Portfolio Manager

January 3, 2003

COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM REALTY FUND, UNMANAGED S&P 500 INDEX AND THE NAREIT EQUITY REIT INDEX assuming reinvestment of dividends and capital gains

-------------------------------------------------------
                     CGM Realty Fund
              Average Annual Total Returns

           1 year          5 year      Life of Fund*

            3.5%            2.6%           11.2%

           *(Annualized from 5/13/94 - 12/31/02)

            Past performance is no indication
                    of future results
-------------------------------------------------------

              CGM          UNMANAGED         NAREIT
            REALTY            S&P            EQUITY
              FUND         500 INDEX       REIT INDEX
-------------------------------------------------------
5/13/94     $10,000         $10,000         $10,000
1994         10,020          10,340          10,320
1995         12,004          14,218          11,899
1996         17,298          17,488          16,099
1997         21,916          23,328          19,367
1998         17,270          30,000          15,978
1999         17,719          36,300          15,243
2000         22,893          32,997          19,267
2001         24,061          29,070          21,945
2002         24,903          22,646          22,779

CGM REALTY FUND
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Realty Fund since its inception on May 13, 1994. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual funds at Loomis, Sayles and Company. In addition to CGM Realty Fund, he currently manages CGM Capital Development Fund, CGM Mutual Fund and CGM Focus Fund.

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Cumulative Total Return for Periods
Ended December 31, 2002
                                                       CGM
                                                   REALTY FUND
                                                     --------
5 Years ........................................      +13.7%
1 Year .........................................      + 3.5
3 Months .......................................      - 0.8

The Fund's average annual total return since inception (May 13, 1994) through December 31, 2002 is +11.2%. The adviser limited the Fund's total operating expenses to 1.00% of its average net assets through December 31, 1997. Otherwise, the Fund's total return since inception would have been lower.

The performance data contained in the report represent past performance, which is no guarantee of future results. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

The Fund is supervised by the board of trustees of CGM Trust (the "Trust"). The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each trustee and officer is One International Place, Boston, Massachusetts 02110.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment manager, as described in the table below.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                                        NUMBER OF
                                                                                                                      FUNDS IN THE
                                                                              PRINCIPAL OCCUPATION DURING               CGM FUNDS
                                            POSITION HELD AND                       PAST 5 YEARS AND                     COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF TIME SERVED                 OTHER DIRECTORSHIPS HELD                OVERSEEN
---------------------                     ---------------------                 ------------------------                --------
INTERESTED TRUSTEES
G. Kenneth Heebner*                     Trustee since 1993                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         Trustee since 1990                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                          Trustee since 1993                Counsel (formerly, Partner), Harter,              4
  age 62                                                                  Secrest & Emery LLP (law firm); Trustee,
                                                                          TT International U.S.A. Master and Feeder
                                                                          Trusts (four mutual funds)

Robert B. Kittredge                     Trustee since 1990                Retired; formerly Trustee, New England            4
  age 82                                                                  Zenith Fund

Laurens MacLure                         Trustee since 1990                Retired; formerly President and Chief             4
  age 77                                                                  Executive Officer, New England Deaconess
                                                                          Hospital; formerly Trustee, New England
                                                                          Zenith Fund; formerly Director,
                                                                          Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.             Trustee since 1993                Managing Partner and Director, Stratton           4
  age 54                                                                  Management Company (investment
                                                                          management); Director and Vice President,
                                                                          Semper Trust Co.

J. Baur Whittlesey                      Trustee since 1990                Member, Ledgewood Law Firm, P.C.                  4
  age 56

OFFICERS
G. Kenneth Heebner*                     Vice President since 1990         Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         President since 1990              Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

Kathleen S. Haughton*                   Vice President since 1992         Employee - Investor Services Division, CGM        4
  age 42                                and Anti-Money Laundering
  address:                              Compliance Officer since 2002
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Leslie A. Lake*                         Vice President and Secretary      Employee - Office Administrator, CGM              4
  age 57                                since 1990

Martha I. Maguire*                      Vice President since 1994         Employee - Funds Marketing, CGM                   4
  age 47

Mary L. Stone*                          Assistant Vice President since    Employee - Portfolio Transactions, CGM            4
  age 58                                1990

Frank N. Strauss*                       Treasurer since 1992              Employee - Chief Financial Officer, CGM           4
  age 41                                                                  Funds
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                        Vice President since 1992         Employee - Director of Marketing, CGM             4
  age 65

                                 CGM REALTY FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                                       CGM REALTY FUND
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS -- 99.2% OF TOTAL NET ASSETS

REAL ESTATE INVESTMENT TRUSTS -- 37.8%

                                                                                                 SHARES            VALUE(a)
                                                                                                 ------            --------
HOTELS -- 13.8%
Equity Inns, Inc. .......................................................................        1,444,200       $  8,694,084
LaSalle Hotel Properties ................................................................        1,590,300         22,264,200
Legacy Hotels Real Estate Units .........................................................        3,442,500         15,799,282
                                                                                                                 ------------
                                                                                                                   46,757,566
                                                                                                                 ------------
MORTGAGE INVESTMENT -- 5.3%
Annaly Mortgage Management, Inc. ........................................................          960,000         18,048,000
                                                                                                                 ------------
RETAIL -- 18.7%
CBL & Associates Properties, Inc. .......................................................          185,000          7,409,250
Chelsea Property Group, Inc. ............................................................          500,000         16,655,000
General Growth Properties, Inc. .........................................................          405,000         21,060,000
Macerich Company ........................................................................          600,000         18,450,000
                                                                                                                 ------------
                                                                                                                   63,574,250
                                                                                                                 ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS ......................................................................        128,379,816
                                                                                                                 ------------
HOUSING AND BUILDING MATERIALS -- 61.4%
Centex Corporation ......................................................................          370,000         18,574,000
D.R. Horton, Inc. .......................................................................        1,047,100         18,167,185
Hovnanian Enterprises, Inc.(b) ..........................................................          846,500         26,834,050
KB Home .................................................................................          125,000          5,356,250
Lennar Corporation ......................................................................          390,000         20,124,000
M.D.C. Holdings, Inc. ...................................................................          528,800         20,231,888
Meritage Corporation(b) .................................................................          638,900         21,498,985
NVR, Inc.(b) ............................................................................          101,300         32,973,150
Pulte Homes, Inc. .......................................................................           67,000          3,207,290
Ryland Group, Inc. ......................................................................          647,800         21,604,130
Standard Pacific Corporation ............................................................          800,000         19,800,000
                                                                                                                 ------------
                                                                                                                  208,370,928
                                                                                                                 ------------
TOTAL COMMON STOCKS (Identified Cost $326,009,563) .......................................................        336,750,744
                                                                                                                 ------------

                                                                                                  FACE
SHORT-TERM INVESTMENT -- 0.2%                                                                     AMOUNT           VALUE(a)
-----------------------------                                                                     ------           --------

    American Express Credit Corporation, 1.18%, 1/02/03 (Cost $695,000) .................         $695,000            695,000
                                                                                                                 ------------
TOTAL INVESTMENTS -- 99.4% (Identified Cost $326,704,563)(c) .............................................        337,445,744
            Cash and receivables .........................................................................          9,481,844
            Liabilities ..................................................................................         (7,170,731)
                                                                                                                 ------------
TOTAL NET ASSETS -- 100% .................................................................................       $339,756,857
                                                                                                                 ============
(a) See Note 1A.
(b) Non-income producing security.
(c) Federal Tax Information: At December 31, 2002 the net unrealized appreciation on investments based on cost of $327,780,181 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
      tax cost ...........................................................................................       $ 35,884,526
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
      over value .........................................................................................        (26,218,963)
                                                                                                                 ------------
Net unrealized appreciation ..............................................................................       $  9,665,563
                                                                                                                 ============

For tax purposes, as of December 31, 2002, there was no undistributed ordinary income or capital gains except for the unrealized appreciation/(depreciation).

                                       See accopanying notes to financial statements.

                                 CGM REALTY FUND
--------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2002

ASSETS
 Investments at value (Identified
  cost -- $326,704,563) ..........................      $337,445,744
 Cash ............................................             4,281
 Receivable for:
  Securities sold ................      $7,579,047
  Shares of the Fund sold ........         102,604
  Dividends, interest and
   recoverable taxes .............       1,795,912         9,477,563
                                        ----------      ------------
                                                         346,927,588
                                                        ------------
LIABILITIES
 Payable for:
  Shares of the Fund
   redeemed ......................       6,436,321
  Tax withholding liability ......          41,029
  Distributions declared .........         298,385         6,775,735
                                        ----------
 Accrued expenses:
  Management fees ................         250,732
  Trustees' fees .................          12,494
  Accounting and
   Administration ................           5,250
  Transfer Agent fees ............          68,554
  Other expenses .................          57,966           394,996
                                        ----------      ------------
                                                           7,170,731
                                                        ------------
NET ASSETS .......................................      $339,756,857
                                                        ============
 Net Assets consist of:
  Capital paid-in ................................      $354,822,598
  Accumulated net realized loss
    on investments and foreign
    currency -- net ..............................       (25,802,263)
  Unrealized appreciation on investments and
   foreign currency -- net .......................        10,736,522
                                                        ------------
NET ASSETS .......................................      $339,756,857
                                                        ============
 Shares of beneficial interest
  outstanding, no par value  .....................        25,380,450
                                                        ============
 Net asset value per share* ......................            $13.39
                                                              ======

* Shares of the Fund are sold and redeemed at net asset value
  ($339,756,857 / 25,380,450).

                 See accompanying notes to financial statements.

                                 CGM REALTY FUND
--------------------------------------------------------------------------------

STATEMENT OF
OPERATIONS

Year Ended December 31, 2002

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax of
   $229,770) ..................................       $ 15,185,422
  Interest ....................................             63,684
                                                      ------------
                                                        15,249,106
                                                      ------------
 Expenses
  Management fees .............................          3,477,055
  Trustees' fees ..............................             47,975
  Accounting and Administration ...............             63,000
  Custodian ...................................            108,892
  Transfer agent ..............................            334,384
  Audit and tax services ......................             30,500
  Legal .......................................             58,973
  Printing ....................................             41,719
  Registration ................................             26,585
  Line of credit commitment fee ...............             20,278
  Miscellaneous ...............................              2,030
                                                      ------------
                                                         4,211,391
                                                      ------------
 Net investment income ........................         11,037,715
                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on investments and
  foreign currency transactions --
  net..........................................         25,956,507
  Unrealized depreciation -- net ..............        (21,006,423)
                                                      ------------

  Net gain on investments and foreign currency
    transactions...............................          4,950,084
                                                      ------------

NET CHANGE IN ASSETS FROM
 OPERATIONS ...................................       $ 15,987,799
                                                      ============

                See accompanying notes to financial statements.

                                                       CGM REALTY FUND
----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                  --------------------------------
                                                                                                      2002                2001
                                                                                                  ------------        ------------
FROM OPERATIONS
  Net investment income ...................................................................       $ 11,037,715         $15,438,739
  Net realized gain from investments and foreign currency transactions ....................         25,956,507          20,254,128
  Unrealized depreciation on investments and foreign currency transactions ................        (21,006,423)        (18,972,552)
                                                                                                  ------------        ------------
    Change in net assets from operations ..................................................         15,987,799          16,720,315
                                                                                                  ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................        (15,352,141)        (21,865,509)
                                                                                                  ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ............................................................        169,671,765          35,783,080
  Net asset value of shares issued in connection with reinvestment of:
    Dividends from net investment income ..................................................         13,193,148          18,635,694
                                                                                                  ------------        ------------
                                                                                                   182,864,913          54,418,774
  Cost of shares redeemed .................................................................       (226,900,161)       (166,038,650)
                                                                                                  ------------        ------------
    Change in net assets derived from capital share transactions ..........................        (44,035,248)       (111,619,876)
                                                                                                  ------------        ------------
  Total change in net assets ..............................................................        (43,399,590)       (116,765,070)

NET ASSETS
  Beginning of period .....................................................................        383,156,447         499,921,517
                                                                                                  ------------        ------------

  End of period ...........................................................................       $339,756,857        $383,156,447
                                                                                                  ============        ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ..............................................................         10,995,860           2,733,303
  Issued in connection with reinvestment of:
    Dividends from net investment income ..................................................            939,628           1,442,766
                                                                                                  ------------        ------------
                                                                                                    11,935,488           4,176,069
  Redeemed ................................................................................        (15,005,961)        (12,680,381)
                                                                                                  ------------        ------------
  Net change ..............................................................................         (3,070,473)         (8,504,312)
                                                                                                  ============        ============

                                         See accompanying notes to financial statements.

                                                       CGM REALTY FUND
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------------
                                                                2002           2001           2000           1999           1998
                                                               ------         ------         ------         ------        ------
For a share of the Fund outstanding throughout
  each year:

Net asset value at the beginning of year ................      $13.47         $13.53         $11.08         $11.59        $15.60
                                                               ------         ------         ------         ------        ------

Net investment income ...................................        0.40(a)        0.48(a)        0.52           0.65          0.59

Dividends from net investment income ....................       (0.58)         (0.71)         (0.73)         (0.65)        (0.59)
Distribution from net realized gain .....................       --             --             --             --            --
Distribution from tax return of capital .................       --             --             --             (0.16)        (0.16)
                                                               ------         ------         ------         ------        ------
Total Distributions .....................................       (0.58)         (0.71)         (0.73)         (0.81)        (0.75)
                                                               ------         ------         ------         ------        ------
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .....................        0.10           0.17           2.66          (0.35)        (3.85)
                                                               ------         ------         ------         ------        ------
Net increase (decrease) in net asset value ..............       (0.08)         (0.06)          2.45          (0.51)        (4.01)
                                                               ------         ------         ------         ------        ------
Net asset value at end of year ..........................      $13.39         $13.47         $13.53         $11.08        $11.59
                                                               ======         ======         ======         ======        ======
Total Return (%) ........................................         3.5            5.1           29.2            2.6         (21.2)

Ratios:
Operating expenses to average net assets (%) ............        1.03           1.00           1.02           1.06          1.04
Net investment income to average net assets (%) .........        2.70           3.63           4.27           5.50          4.35
Portfolio turnover (%) ..................................         173            131             78             49            86

Net assets at end of year (in thousands) ($) ............     339,757        383,156        499,922        371,830       418,901

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

                                               See accompanying notes to financial statements.

                                 CGM REALTY FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

1. The Fund is a diversified series of CGM Trust which is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust has two other funds whose financial statements are not presented herein. Along with one other fund in a separate Trust, there are four CGM Funds. The Fund commenced operations on May 13, 1994. The Fund's investment objective is to provide a combination of income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulations that exist in the markets in which it invests. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may consist of ordinary income, capital gains and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2002 there were capital loss carry- overs available to offset future realized gains of $24,726,644 expiring in the year 2007.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Distributions from net investment income and short-term capital gains are treated as ordinary income for income tax purposes. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to REITs and foreign exchange gains/ (losses). Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

F. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALE OF SECURITIES -- For the year ended December 31, 2002, purchases and sales of securities other than United States government obligations and short-term investments aggregated $705,277,667 and $748,634,005, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2002, the Fund incurred management fees of $3,477,055, paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 0.85% on the first $500 million of the Fund's average daily net assets and 0.75% on amounts in excess of $500 million.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 2002 these expenses amounted to $63,000 and are shown separately in the financial statements as Accounting and Administration.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM (other than registered investment companies). For the year ended December 31, 2002 each other trustee was compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $1,500 per trustee for the first six months in 2002 and $2,250 per trustee for the second six months in 2002 plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 2002 was $4,941 per trustee for the Fund.

4. LINE OF CREDIT -- The Fund has a $20,000,000 committed unsecured line of credit with its custodian bank. Borrowings under the line will be charged interest at 0.75% over the current Overnight Federal Funds Rate. The Fund will incur a commitment fee of 0.10% per annum on the unused portion of the line of credit, payable quarterly. There were no borrowings under the line of credit during the year ended December 31, 2002.

                                 CGM REALTY FUND
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Realty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Realty Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2003

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110



-------------------------------------------------------------------------------
TELEPHONE NUMBERS

For information about:

[ ]  Account Procedures and Status

[ ]  Redemptions

[ ]  Exchanges

     Call 800-343-5678

[ ]  New Account Procedures

[ ]  Prospectuses

[ ]  Performance

    Call 800-345-4048

-------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
-------------------------------------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

RAR02                                                         Printed in U.S.A.

CGM
FOCUS FUND

6th Annual Report
December 31, 2002

A No-Load Fund


[Graphic Omitted]

[logo]  Investment Adviser
        CAPITAL GROWTH MANAGEMENT
        Limited Partnership

TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

CGM Focus Fund declined -4.4% during the fourth quarter of 2002 compared to the unmanaged Standard and Poor's 500 Index which grew 8.4%. For the year just ended, CGM Focus Fund returned -17.8% and the unmanaged S&P 500 Index decreased -22.1%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
The economy and the stock market are living separate lives these days. The economy is gradually recovering from a slowdown triggered by a decline in business capital spending while the equity market continued to fall for the third year in a row. The market normally discounts economic improvement four to six months ahead of the fact, but in 2002, market indices ignored the healthier economic picture and drifted lower practically all year.

At this time last year, we were mildly optimistic that consumer and business spending would increase, and we expected certain sectors of the economy to show stronger profits and higher stock prices. The profits did recover, but not the stock prices. In fact, price-to-earnings ratios declined even further. The mutual fund industry experienced net redemptions for most of 2002 as investor confidence plummeted month after month. Many investors who came into the market in the '90s expecting annual returns of at least 25% are now cashing out and adding more downside pressure to the price of stocks. International tensions haven't helped matters, and now, after three years of declining stock prices which have squeezed 40% out of the S&P 500 Index since December 1999, this bear market is ranked as one of the worst.

Low interest rates can eventually stimulate a sluggish economy. Since January 2001, the Federal Reserve has lowered interest rates 12 times, cutting the Federal Funds rate from 6.5% to 1.25%. The current rate is the lowest in more than 40 years. Ten-year Treasuries are yielding 3.82%. Should the Federal government cut corporate and personal taxes further in 2003, we believe the combination of lower rates and lower taxes may be enough to stimulate business capital spending. Payrolls are lean, productivity is high and as mentioned, corporate profits seem to be slowly on the rebound. Two additional positive notes at year-end were a net inflow to equity mutual funds in November (the latest month for which data is available) and the ISM Manufacturing Activity Index which rose to 54.7 in December, from 49.2 in November. We look for an improving economy in 2003 and believe investors will return to the market in the more profitable sectors.

PORTFOLIO STRATEGY
CGM Focus Fund remained fully invested during 2002 in anticipation of a consumer-led recovery. The Fund's largest industry concentrations throughout the year were in homebuilding, recreational vehicles and auto dealerships. These groups started the year at 40% of the portfolio and increased to more than 60% of the Fund's holdings by year-end. While many have expressed fears about consumer confidence and debt levels, all but one of our investments in these groups showed substantial earnings growth last year. Other Fund investments included retailers and airlines.

Most stocks in the Fund's portfolio declined in 2002, reflecting considerable stock market weakness. The biggest losses occurred in the automotive retailers, airlines, Stage Stores, CKE Restaurants and AK Steel. The homebuilders and recreational vehicle companies held by the Fund, in the aggregate, showed small gains for the year.

CGM Focus Fund's three largest holdings on December 31, 2002 were Thor Industries, Inc., NVR, Inc., and Rent-A-Center, Inc.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President

                    G. Kenneth Heebner

                /s/ G. Kenneth Heebner
                    Portfolio Manager

January 3, 2003

COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM FOCUS FUND AND THE UNMANAGED S&P 500 INDEX assuming reinvestment of dividends and capital gains

-------------------------------------------------------
                     CGM Focus Fund
              Average Annual Total Returns

          1 year           5 year       Life of Fund*

          -17.8%           16.0%           13.6%

*(Annualized from 9/3/97 - 12/31/02)
-------------------------------------------------------
            Past performance is no indication
                    of future results
-------------------------------------------------------

                        CGM                   UNMANAGED
                       FOCUS                     S&P
                        FUND                  500 INDEX
-------------------------------------------------------
9/3/97                $10,000                  $10,000
1997                    9,380                   10,490
1998                    9,708                   13,490
1999                   10,534                   16,323
2000                   16,211                   14,838
2001                   23,944                   13,072
2002                   19,682                   10,183

CGM FOCUS FUND
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Focus Fund since its inception on September 3, 1997. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual funds at Loomis, Sayles and Company. In addition to CGM Focus Fund, he currently manages CGM Capital Development Fund, CGM Mutual Fund and CGM Realty Fund.

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Cumulative Total Return for Periods Ended
December 31, 2002
                                                                 CGM FOCUS
                                                                   FUND
                                                             -----------------
5 Years ...................................................       +109.8%
1 Year ....................................................       - 17.8
3 Months ..................................................       -  4.4

The Fund's average annual total return since inception (September 3, 1997) through December 31, 2002 is +13.6%. The adviser limited the Fund's total operating expenses to 1.20% of its average net assets exclusive of any dividend expense incurred on short sales through December 31, 2001. Otherwise, the Fund's total return since inception and for the five-year period ended December 31, 2002 would have been lower.

The performance data contained in the report represent past performance, which is no guarantee of future results. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

The Fund is supervised by the board of trustees of CGM Trust (the "Trust"). The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each trustee and officer is One International Place, Boston, Massachusetts 02110.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment manager, as described in the table below.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                                        NUMBER OF
                                                                                                                      FUNDS IN THE
                                                                              PRINCIPAL OCCUPATION DURING               CGM FUNDS
                                            POSITION HELD AND                       PAST 5 YEARS AND                     COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF TIME SERVED                 OTHER DIRECTORSHIPS HELD                OVERSEEN
---------------------                     ---------------------                 ------------------------                --------
INTERESTED TRUSTEES

G. Kenneth Heebner*                     Trustee since 1993                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         Trustee since 1990                Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

DISINTERESTED TRUSTEES

Peter O. Brown                          Trustee since 1993                Counsel (formerly, Partner), Harter,              4
  age 62                                                                  Secrest & Emery LLP (law firm); Trustee,
                                                                          TT International U.S.A. Master and Feeder
                                                                          Trusts (four mutual funds)

Robert B. Kittredge                     Trustee since 1990                Retired; formerly Trustee, New England            4
  age 82                                                                  Zenith Fund

Laurens MacLure                         Trustee since 1990                Retired; formerly President and Chief             4
  age 77                                                                  Executive Officer, New England Deaconess
                                                                          Hospital; formerly Trustee, New England
                                                                          Zenith Fund; formerly Director,
                                                                          Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.             Trustee since 1993                Managing Partner and Director, Stratton           4
  age 54                                                                  Management Company (investment
                                                                          management); Director and Vice President,
                                                                          Semper Trust Co.

J. Baur Whittlesey                      Trustee since 1990                Member, Ledgewood Law Firm, P.C.                  4
  age 56

OFFICERS

G. Kenneth Heebner*                     Vice President since 1990         Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 62                                                                  (managing partner
                                                                          of CGM)

Robert L. Kemp*                         President since 1990              Employee, CGM; Part Owner, Kenbob, Inc.           4
  age 70                                                                  (managing partner
                                                                          of CGM)

Kathleen S. Haughton*                   Vice President since 1992 and     Employee - Investor Services Division, CGM        4
  age 42                                Anti-Money Laundering Compliance
  address:                              Officer since 2002
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Leslie A. Lake*                         Vice President and Secretary      Employee - Office Administrator, CGM              4
  age 57                                since 1990

Martha I. Maguire*                      Vice President since 1994         Employee - Funds Marketing, CGM                   4
  age 47

Mary L. Stone*                          Assistant Vice President since    Employee - Portfolio Transactions, CGM            4
  age 58                                1990

Frank N. Strauss*                       Treasurer since 1992              Employee - Chief Financial Officer, CGM           4
  age 41                                                                  Funds
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                        Vice President since 1992         Employee - Director of Marketing, CGM             4
  age 65

                                 CGM FOCUS FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                                    CGM FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS -- 99.9% OF TOTAL NET ASSETS

                                                                                                    SHARES          VALUE(a)
                                                                                                    ------          --------
AIRLINES -- 0.4%
Frontier Airlines, Inc.(b) ...............................................................          210,000      $  1,419,600
                                                                                                                 ------------
AUTO AND RELATED -- 13.3%
Group 1 Automotive, Inc.(b) ..............................................................          856,000        20,441,280
Sonic Automotive, Inc.(b) ................................................................        1,285,000        19,107,950
United Auto Group, Inc.(b) ...............................................................          925,000        11,534,750
                                                                                                                 ------------
                                                                                                                   51,083,980
                                                                                                                 ------------
BUSINESS SERVICES -- 1.5%
Right Management Consultants, Inc.(b) ....................................................          425,000         5,631,250
                                                                                                                 ------------
CONSUMER DURABLES -- 23.8%
Fleetwood Enterprises, Inc.(b) ...........................................................        2,611,700        20,501,845
Monaco Coach Corporation(b) ..............................................................          828,800        13,716,640
Thor Industries, Inc. ....................................................................          964,000        33,190,520
Winnebago Industries, Inc. ...............................................................          616,000        24,165,680
                                                                                                                 ------------
                                                                                                                   91,574,685
                                                                                                                 ------------
HEALTH CARE SERVICES -- 7.9%
HCA, Inc. ................................................................................          395,000        16,392,500
PacifiCare Health Systems, Inc.(b) .......................................................          200,000         5,620,000
Universal Health Services, Inc.(b) .......................................................          181,500         8,185,650
                                                                                                                 ------------
                                                                                                                   30,198,150
                                                                                                                 ------------
HOUSING AND BUILDINGS MATERIALS -- 28.1%
D.R. Horton, Inc. ........................................................................          290,000         5,031,500
Hovnanian Enterprises, Inc.(b) ...........................................................          680,000        21,556,000
Lennar Corporation(c) ....................................................................          240,000        12,384,000
Meritage Corporation(b) ..................................................................          447,800        15,068,470
NVR, Inc.(b)(c) ..........................................................................           97,000        31,573,500
Ryland Group, Inc. .......................................................................          627,000        20,910,450
Standard Pacific Corporation .............................................................           50,000         1,237,500
                                                                                                                 ------------
                                                                                                                  107,761,420
                                                                                                                 ------------
LEISURE -- 6.3%
Alliance Gaming Corporation(b) ...........................................................          150,000         2,554,500
K-Swiss, Inc. ............................................................................        1,005,000        21,818,550
                                                                                                                 ------------
                                                                                                                   24,373,050
                                                                                                                 ------------
MISCELLANEOUS -- 7.6%
Emerson Radio Corporation(b) .............................................................          402,500         2,000,425
Rent-A-Center, Inc.(b) ...................................................................          548,000        27,372,600
                                                                                                                 ------------
                                                                                                                   29,373,025
                                                                                                                 ------------
RETAIL -- 11.0%
Chico's FAS, Inc.(b) .....................................................................          530,000        10,022,300
Claire's Stores, Inc. ....................................................................          345,000         7,614,150
Gymboree Corporation(b) ..................................................................          205,000         3,251,300
J.C. Penney Corporation, Inc. ............................................................          315,000         7,248,150
Pacific Sunwear of California, Inc.(b) ...................................................          787,500        13,930,875
                                                                                                                 ------------
                                                                                                                   42,066,775
                                                                                                                 ------------

TOTAL COMMON STOCKS (Identified Cost $383,045,396) ......................................                         383,481,935
                                                                                                                 ------------
SHORT-TERM INVESTMENT -- 0.1%

                                                                                                    FACE
                                                                                                   AMOUNT
                                                                                                   ------

   American Express Credit Corporation, 1.18%, 1/02/03 (Cost $435,000) ..................        $  435,000           435,000
                                                                                                                 ------------

TOTAL INVESTMENTS -- 100.0% (Identified Cost $383,480,396)(d) ............................................        383,916,935
   Cash and receivables ..................................................................................          6,294,741
   Liabilities ...........................................................................................         (6,228,683)
                                                                                                                 ------------
TOTAL NET ASSETS -- 100.0% ...............................................................................       $383,982,993
                                                                                                                 ============

(a) See Note 1A.
(b) Non-income producing security.
(c) A portion of this security has been segregated as collateral in connection with short sale investments
   (see Note 1F).
(d) Federal Tax Information: At December 31, 2002 the net unrealized depreciation on investments based on cost of $384,683,016 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
      tax cost ...........................................................................................       $ 43,300,083
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
      over value .........................................................................................        (44,066,164)
                                                                                                                 ------------
Net unrealized depreciation ...........................................................................          $   (766,081)
                                                                                                                 ============

For tax purposes, as of December 31, 2002, there was no undistributed ordinary income or capital gains except for the unrealized appreciation/(depreciation).

                 See accompanying notes to financial statements.

                                 CGM FOCUS FUND
-------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2002

ASSETS
 Investments at value (Identified
  cost -- $383,480,396) ..........................      $383,916,935
 Cash ............................................             4,274
 Receivable for:
  Securities sold ...............       $5,822,600
  Shares of the Fund sold                  386,563
  Dividends and interest ........           81,304         6,290,467
                                        ----------      ------------
                                                         390,211,676
                                                        ------------
LIABILITIES
 Payable for:
  Securities purchased ..........        2,734,534
  Shares of the Fund
   redeemed .....................        2,990,250         5,724,784
                                        ----------
 Accrued expenses:
  Management fees ...............          344,229
  Trustees' fees ................           13,258
  Accounting and
   Administration fees ..........            1,933
  Transfer Agent fees ...........           79,727
  Other expenses ................           64,752           503,899
                                        ----------      ------------
                                                           6,228,683
                                                        ------------
NET ASSETS .......................................      $383,982,993
                                                        ============
 Net Assets consist of:
  Capital paid-in ................................      $479,804,733
  Accumulated net realized loss...................       (96,258,279)
  Unrealized appreciation on
   investments -- net ............................           436,539
                                                        ------------
NET ASSETS .......................................      $383,982,993
                                                        ============

 Shares of beneficial interest
  outstanding, no par value ......................        21,353,754
                                                        ============
 Net asset value per share* ......................            $17.98
                                                              ======

* Shares of the Fund are sold and redeemed at net asset value ($383,982,993 / 21,353,754).

                See accompanying notes to financial statements.

                                 CGM FOCUS FUND
--------------------------------------------------------------------------------
STATEMENT OF
OPERATIONS

Year Ended December 31, 2002

INVESTMENT INCOME
 Income
  Dividends ..................................       $     680,789
  Interest ...................................             329,211
                                                     -------------
                                                         1,010,000
                                                     -------------
 Expenses
  Management fees ............................           4,626,317
  Trustees' fees .............................              40,297
  Accounting and Administration ..............              23,200
  Custodian ..................................             111,435
  Transfer agent .............................             421,275
  Audit and tax services .....................              30,500
  Legal ......................................              76,207
  Printing ...................................              51,702
  Registration ...............................              67,780
  Amortization of organization
   expense ...................................              12,132
  Line of credit commitment fee ..............              25,362
  Dividend expense on short sales ............              81,250
  Miscellaneous ..............................                 392
                                                     -------------
                                                         5,567,849
                                                     -------------
 Net investment loss .........................          (4,557,849)
                                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Realized loss on investments -- net .........         (95,351,580)
 Unrealized depreciation -- net ..............         (41,084,814)
                                                     -------------
 Net loss on investments .....................        (136,436,394)
                                                     -------------

NET CHANGE IN ASSETS FROM
 OPERATIONS ..................................       $(140,994,243)
                                                     =============

                See accompanying notes to financial statements.

                                                    CGM FOCUS FUND
--------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                               2002                   2001
                                                                                         ----------------        ---------------
FROM OPERATIONS
  Net investment income (loss) ........................................................      $ (4,557,849)          $    135,557
  Net realized gain (loss) from investments ...........................................       (95,351,580)            27,213,545
  Unrealized appreciation (depreciation) ..............................................       (41,084,814)            16,945,912
                                                                                             ------------           ------------
    Change in net assets from operations ..............................................      (140,994,243)            44,295,014
                                                                                             ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................           --                    (104,991)
  Net realized short-term capital gain on investments .................................           --                 (14,068,745)
  Net realized long-term capital gain on investments ..................................           --                  (1,049,907)
                                                                                             ------------           ------------
                                                                                                  --                 (15,223,643)
                                                                                             ------------           ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ........................................................       775,468,477            250,394,920
  Net asset value of shares issued in connection with reinvestment of:
    Dividends from net investment income ..............................................           --                      92,174
    Distributions from net short-term capital realized gain ...........................           --                  12,351,323
    Distributions from net long-term capital realized gain ............................           --                     921,741
                                                                                             ------------           ------------
                                                                                              775,468,477            263,760,158
  Cost of shares redeemed .............................................................      (500,053,695)          (122,158,258)
                                                                                             ------------           ------------
    Change in net assets derived from capital share transactions ......................       275,414,782            141,601,900
                                                                                             ------------           ------------
  Total change in net assets ..........................................................       134,420,539            170,673,271

NET ASSETS
  Beginning of period .................................................................       249,562,454             78,889,183
                                                                                             ------------           ------------

  End of period .......................................................................      $383,982,993           $249,562,454
                                                                                             ============           ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ..........................................................        32,682,337             12,431,248
  Issued in connection with reinvestment of:
    Dividends from net investment income ..............................................           --                       4,238
    Distributions from net short-term capital realized gain ...........................           --                     567,880
    Distributions from net long-term capital realized gain ............................           --                      42,379
                                                                                             ------------           ------------
                                                                                               32,682,337             13,045,745
  Redeemed ............................................................................       (22,741,631)            (6,626,095)
                                                                                             ------------           ------------
  Net change ..........................................................................         9,940,706              6,419,650
                                                                                             ============           ============

                                       See accompanying notes to financial statements.

                                                      CGM FOCUS FUND
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                                   YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                                 2002          2001          2000         1999         1998
                                                               ---------     ---------     --------     --------     ---------
For a share of the Fund outstanding throughout the year:

Net asset value at the beginning of year ....................     $21.87        $15.80       $10.50       $ 9.71        $ 9.38
                                                                  ------        ------       ------       ------        ------
Net investment income (loss) (a) ............................      (0.21)(b)      0.01         0.36         0.03         (0.07)(c)
Dividends from net investment income ........................      --            (0.01)       (0.36)       (0.03)        --
Net realized and unrealized gain (loss) on investments ......      (3.68)         7.51         5.30         0.79          0.40(d)
Distribution from net realized gain .........................      --            (1.44)       --           --            --
                                                                  ------        ------       ------       ------        ------
Net increase (decrease) in net asset value ..................      (3.89)         6.07         5.30         0.79          0.33
                                                                  ------        ------       ------       ------        ------
Net asset value at end of year ..............................     $17.98        $21.87       $15.80       $10.50        $ 9.71
                                                                  ======        ======       ======       ======        ======

Total Return (%) ............................................      (17.8)         47.7(e)      53.9(e)       8.5(e)        3.5(e)

Ratios:
Operating expenses to average net assets (%) ................       1.20(f)       1.20(f)      1.21(f)      1.21(f)       1.20
Operating expenses to average net assets before expense
  limitation (%) ............................................        N/A          1.32         1.65         1.55          1.40
Net investment income (loss) to average net assets (%) ......      (0.98)         0.11         3.02         0.23         (0.65)
Portfolio turnover (%) ......................................        155           254          551          288           340

Net assets at end of period (in thousands) ($) ..............    383,983       249,562       78,889       68,876       110,324

(a) Net of reimbursement which amounted to ($) ..............        N/A          0.01         0.05         0.04          0.02
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss. See note 1D.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.
(e) The total return would have been lower had certain expenses not been reduced during the period.
(f) Includes the dividend expense on short sales.

                                          See accompanying notes to financial statements.

                                 CGM FOCUS FUND
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

1. The Fund is a non-diversified series of CGM Trust which is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust has two other funds whose financial statements are not presented herein. Along with one other fund in a separate Trust, there are four CGM Funds. The Fund's investment objective is long-term growth of capital. The Fund intends to pursue its objective by investing in a smaller number of companies, and/or in a more limited number of sectors than diversified mutual funds. In addition, should the investment outlook of the Fund's investment manager so warrant, the Fund may engage in a variety of investment techniques including short sales designed to capitalize on declines in the market price of specific equity securities of one or more companies or declines in market indexes.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securites which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2002, there were capital loss carryovers available to offset future realized gains of $95,055,659 expiring in year 2010.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Distributions from net investment income and short-term capital gains are treated as ordinary income for income tax purposes. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital or accumulated realized gain/loss. These differences are primarily related to organization costs, net investment loss write off and dividend expense incurred on short sales. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. ORGANIZATION EXPENSE -- Costs incurred in 1997 in connection with the Fund's organization and registration amounting to $90,771 were paid by the Fund. These costs were amortized over 60 months beginning September 3, 1997 and ending September 2, 2002.

F. SHORT SALES -- The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. At December 31, 2002, the market value of securities held in a segregated account was $38,773,500. There were no securities sold short at December 31, 2002.

G. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 2002, purchases and sales of securities other than United States government obligations and short-term investments aggregated $965,918,149 and $698,261,221, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2002, the Fund incurred management fees of $4,626,317, paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.90% on amounts in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 2002 these expenses amounted to $23,200 and are shown separately in the financial statements as Accounting and Administration.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM (other than registered investment companies). For the year ended December 31, 2002 each other trustee was compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $1,500 per trustee for the first six months in 2002 and $2,250 per trustee for the second six months in 2002 plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets on the CGM Funds, which for the year ended December 31, 2002 was $3,406 per trustee for the Fund.

4. LINE OF CREDIT -- The Fund has a $20,000,000 committed, secured line of credit with its custodian bank. Borrowings under the line will be charged interest at 0.75% over the current Overnight Federal Funds Rate. The Fund will incur a commitment fee of 0.125% per annum on the unused portion of the line of credit, payable quarterly. There were no borrowings under the line of credit during the year ended December 31, 2002.

                                 CGM FOCUS FUND
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Focus Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2003

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

-------------------------------------------------------------------------------
TELEPHONE NUMBERS

For information about:
[ ]  Account Procedures and Status

[ ]  Redemptions

[ ]  Exchanges

     Call 800-343-5678

[ ]  New Account Procedures

[ ]  Prospectuses

[ ]  Performance

     Call 800-345-4048

-------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
-------------------------------------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

FFAR02                                                        Printed in U.S.A.